                            Buffalo Equity Fund, Inc.

                       Supplement dated February 28, 2002
                                       To
                         Prospectus dated July 31, 2001

     The Board of Directors for the Buffalo  Equity Fund.  Inc. (the "Fund") has
approved a name change for the Fund.  Effective February 28, 2002, the Fund will be called  Buffalo  Large Cap Fund,  Inc.  This name  change does not affect the
Fund's investment objectives,  principal investment strategies or Fund portfolio manager.  Management believes that the name change of the Buffalo Equity Fund to
Buffalo Large Cap Fund is more  descriptive of the investment  style of the Fund and compliments the naming  convention of Buffalo Small Cap Fund and Buffalo Mid
Cap Fund.

                                     PART B

                           BUFFALO BALANCED FUND, INC.
                          BUFFALO LARGE CAP FUND, INC.
                          BUFFALO HIGH YIELD FUND, INC.
                        BUFFALO SCIENCE & TECHNOLOGY FUND
                           (a series of Buffalo Funds)
                          BUFFALO SMALL CAP FUND, INC.
                          BUFFALO USA GLOBAL FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 31, 2001
                         (As Amended February 28, 2002)

     This Statement of Additional Information is not a Prospectus but should be read in conjunction with the current Prospectus of the Funds' dated July 31,
2001. To obtain the Prospectus or Annual Report to shareholders, please call the
Funds toll-free at 1-800-49-BUFFALO (1-800-492-8332), or in the Kansas City area
(816) 751-5900.

                                TABLE OF CONTENTS

JB65

                                  INTRODUCTION

Buffalo Balanced Fund, Buffalo Large Cap Fund, Buffalo High Yield Fund, Buffalo
Science & Technology Fund, Buffalo Small Cap Fund and Buffalo USA Global
Fund (hereafter, the "Funds") are each classified as open-end diversified management investment companies (or series thereof) under the Investment Company
Act of 1940, as amended (the "1940 Act"). This classification means that the assets of the Funds are invested in a diversified portfolio of securities and the Funds operate as mutual funds, allowing shareholders to buy and sell shares at any time (as described in the Prospectus).

This Statement of Additional Information supplements the information contained in the Funds' Prospectus dated July 31, 2001.

                    INFORMATION ABOUT THE FUNDS' INVESTMENTS

Objectives and Principle Investment Strategies. Each Fund's objectives and policies as described in this section may not be changed without approval of a majority of the Fund's outstanding shares (except that the investment policies of the Buffalo Science & Technology Fund may be changed by the Board without shareholder approval).

Buffalo Balanced Fund - seeks both long-term capital growth and high current income. Long-term capital growth is intended to be achieved primarily by the
Fund's investment in common stocks and secondarily by the Fund's investment in convertible bonds and convertible preferred stocks. High current income is intended to be achieved by the Fund's investment in corporate bonds, government bonds, mortgage-backed securities, convertible bonds, preferred stocks and convertible preferred stocks.

It is expected that the majority of common stocks purchased by the Fund will be large capitalization companies with most, if not all, listed on the New York
Stock Exchange. Large capitalization stocks are considered to be those with capitalization in excess of $1 billion. It is not the manager's intention to make wide use of Nasdaq-listed, smaller capitalization common stocks
(capitalization of less than $1 billion). The Fund may invest up to 75% of its assets in corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks. The manager expects that generally these securities may be rated below investment grade (BBB) or its equivalent by the major rating agencies.

Securities rated below Baa by Moody's or BBB by Standard & Poor's are commonly known as junk bonds and are considered to be high risk. Yields on such bonds will fluctuate over time, and achievement of the Fund's investment objective may be more dependent on the Fund's own credit analysis than is the case for higher rated bonds. Up to 20% of the Fund's assets may be invested in debt securities which are rated less than B or are unrated. The Fund will not invest in securities that, at the time of initial investment, are rated less than B by Moody's or Standard & Poor's. Securities that are subsequently downgraded in quality below B may continue to be held by the Fund, and will be sold only at the Fund adviser's discretion. In addition, the credit quality of unrated securities purchased by the Fund must be, in the opinion of the Fund's adviser, at least equivalent to a B rating by Moody's or Standard & Poor's.
Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. (See "Risk Factors Applicable to High Yielding Debt Securities.")

Buffalo Large Cap Fund - seeks long-term capital growth by investing 80% of its net assets in common stocks of large capitalization companies. Realization of dividend income is a secondary consideration. Buffalo Large Cap Fund will normally invest in a broad array of common stocks, in terms of companies and industries. It is expected that the majority of common stocks purchased for the
Fund will be listed on the New York Stock Exchange. As a matter of non-fundamental policy, larger capitalization companies are those with market capitalization in excess of $10 billion.

Buffalo High Yield Fund - primarily seeks a high level of current income and secondarily, capital growth. The Fund invests 80% of its net assets in a diversified portfolio of high-yielding fixed income securities. The Fund's investments include corporate bonds, government bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Fund may not invest in foreign government bonds. Capital growth is intended to be achieved by the appreciation of fixed income and equity investments held in the Fund.

The Fund may invest up to 100% of its assets in fixed income securities, including without limitation, corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks. These securities may be rated below investment grade by the major rating agencies or, if unrated, are in the opinion of the manager of similar quality. Securities rated Baa and below by Moody's or
BBB and below by Standard & Poor's are commonly known as "junk bonds" and are considered to be high risk (see "Risk Factors Applicable to High Yielding
Debt Securities"). Yields on such bonds will fluctuate over time, and achievement of the Fund's investment objective may be more dependent on the
Fund's own credit analysis than is the case for higher rated bonds. Up to 20% of the Fund's assets may be invested in debt securities which are rated less than B at the time of purchase or if unrated are in the opinion of the manager of similar quality. Securities rated B or higher at the time of purchase, which are subsequently downgraded, will not be subject to this limitation. The lowest rating that may be held in the Fund is D, or that of defaulted securities. The
Fund will not purchase obligations that are in default, but may hold in the portfolio securities that go into default subsequent to acquisition by the Fund.

The proportion of the Fund invested in each type of security is expected to change over time in accordance with the investment manager's interpretation of economic conditions and underlying security values. However, it is expected that a minimum of 80% of the Fund's net assets will always be invested in fixed income securities and that a maximum of 10% of its assets will be invested in equity securities. The Fund's flexible investment policy allows it to invest in securities with varying maturities; however, it is anticipated that the average maturity of securities acquired by the Fund will not exceed 15 years. The average maturity of the Fund will be generally ten years or less.

Sometimes the manager may believe that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions. To achieve a defensive posture, the manager may take any one or more of the following steps with respect to assets in the Fund's portfolio: (1)
shortening the average maturity of the Fund's debt portfolio; (2) holding cash or cash equivalents; and (3) emphasizing high-grade debt securities. Use of a defensive posture by the Fund's manager may involve a reduction in the yield on the Fund's portfolio.

Buffalo Science & Technology Fund - seeks long-term capital growth by investing at least 80% of its total assets in the equity securities of companies expected to benefit from the development, advancement, and use of science and technology.

The Fund's principal investment strategy is to select stocks that the adviser believes have prospects for above average earnings based on intensive fundamental research. Holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. Some of the industries likely to be included in the Fund are: electronics (including hardware, software and components); communications; E-commerce; information services; media; life sciences and healthcare; environmental services; chemicals and synthetic materials; and defense and aerospace.

Buffalo Small Cap Fund - seeks long-term capital growth by investing primarily in equity securities of small companies. Small companies are considered to be issuers with individual market capitalization of up to $ 1 billion, or issuers whose individual market capitalization would place them at the time of purchase in the lowest 20% total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the
NASDAQ system. Based on current market conditions, the current target is issuers with individual market capitalization of $2 billion or less. Equity securities include common stock, preferred stock and securities convertible into common stock or preferred stock. The Buffalo Small Cap Fund will normally invest in a broad array of securities, diversified in terms of companies and industries.

Buffalo USA Global Fund - seeks capital growth by investing 80% of its net assets in the common stocks of companies based in the United States that receive greater than 40% of their revenues or income from international operations;
measured as of the preceding four completed quarters of business or the respective company's most recently completed fiscal year. The Fund will invest in common stocks considered by the manager to have above average potential for appreciation; income is a secondary consideration. Under normal circumstances, the Fund will invest a majority of its assets in common stocks listed on the New
York Stock Exchange.

The Funds'  investments  are  selected by  Kornitzer  Capital  Management,  Inc.
("Kornitzer"), investment adviser and manager of the Funds.

This section describes additional investments that the Funds may make or strategies that they may pursue to a lesser degree in order to achieve their objectives.

Cash Management. For purposes including, but not limited to, meeting redemptions and unanticipated expenses, the Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily changeable into cash.
In addition, the Funds may invest up to 100% of their respective assets in such securities for temporary, emergency purposes. Such high quality, short-term obligations include: money market securities, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. Investments in commercial paper are restricted to companies in the top two short-term rating categories by Moody's Investment Service, Inc.
(Moody's) and Standard & Poor's Corporation (Standard & Poor's).

Repurchase Agreements. The Funds may invest in issues of the United States
Treasury or a United States government agency subject to repurchase agreements.
A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period.
Under the 1940 Act, repurchase agreements are considered loans by the respective
Fund.

The Funds will enter into repurchase agreements only with United States banks having assets in excess of $1 billion that are members of the Federal Deposit
Insurance Corporation, and with certain securities dealers who meet the qualifications as set from time to time by each Fund's Board of Directors, or with respect to the Buffalo Science & Technology Fund, by the Board of
Trustees of the Trust1. The term to maturity of a repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 15% of the net assets of the Funds.

Covered Call Options. Each Fund is authorized to write (i.e. sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. (See "Risk Factors Applicable to
Covered Call Options.") Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.

Money Market Securities. Investments by the Funds in money market securities shall include government securities, commercial paper, bank certificates of deposit and repurchase agreements collateralized by government securities.
Investment in commercial paper is restricted to companies in the top two rating categories by Moody's and Standard & Poor's.

Asset-Backed Securities. The Buffalo High Yield Fund and Buffalo Science &
Technology Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, other types of receivables or assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

ADRs. Buffalo Large Cap Fund, Buffalo Science & Technology Fund and Buffalo
Small Cap Fund may gain international exposure through investing in American
Depository Receipts (ADRs). ADRs, which are issued by domestic banks, are publicly traded in the United States and represent ownership in underlying foreign securities. The Funds do not intend to invest directly in foreign securities or foreign currencies. (See "Risk Factors Applicable to ADRs.")

Risk Factors. The following risk factors apply, as described,  to the respective
Funds.

Risk Factors Applicable to High Yielding Securities. Buffalo Balanced Fund and
Buffalo High Yield Fund invest in high-yielding, high-risk debt securities
(so-called "junk bonds"). These lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Therefore, past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a negative impact on the market for high-
yield/high-risk bonds.

Credit quality of lower-rated securities can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield/high-risk security. For these reasons, it is the Funds' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the investment adviser's own independent and ongoing review of credit quality. As a mutual fund investing in fixed income securities, each of the Funds is subject primarily to interest rate, income and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities.

The Funds are also subject to income risk, which is the potential for a decline in the respective Fund's income due to falling market interest rates. In addition to interest rate and income risks, each Fund is subject to credit risk as defined above. The credit risk of a Fund depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

Risk Factors Applicable to Small Capitalization Securities. Investments in
common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. Investment in such smaller company securities may involve greater price volatility than securities of larger, more established companies

Risk Factors Applicable to ADRs. Up to 25% of Buffalo Large Cap Fund's and
Buffalo Small Cap Fund's total assets may be invested in ADRs. Most ADRs are traded on a U.S. stock exchange and can be sponsored or unsponsored. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency. However, their value will generally be affected by currency fluctuations that alter the value of the security underlying the
ADRs with respect to the U.S. dollar.

Risk Factors Applicable to Covered Call Options. Each of the Buffalo Funds may
engage in covered call option transactions as described herein. Up to 25% of a
Fund's total assets may be subject to covered call options. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out a Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Upon the termination of a Fund's obligation under a covered call option other than through exercise of the option, the Fund will realize a short-term capital gain or loss. Any gain realized by a Fund from the exercise of an option will be short- or long-term depending on the period for which the stock was held. The writing of covered call options creates a straddle that is potentially subject to the straddle rules, which may override some of the foregoing rules and result in a deferral of some losses for tax purposes.

Risk Factors Applicable to Repurchase Agreements. The Funds may enter into repurchase agreements. The use of repurchase agreements involves certain risks.
For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss when the securities are sold.
If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying securities. While the Fund management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Fundamental Investment Policies and Restrictions. The following fundamental policies have been adopted by the Funds, except for Buffalo Science &
Technology Fund and Buffalo Small Cap Fund. (Fundamental policies for Buffalo
Science & Technology Fund and Buffalo Small Cap Fund are set forth further below). These policies cannot be changed without the approval of a "majority of the outstanding voting securities" of the respective Fund. Under the 1940 Act, a
"majority of the outstanding voting securities" of a Fund means the vote of: (i)
more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained, such explanations are not part of the fundamental restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

Buffalo Balanced Fund, Buffalo Large Cap Fund, Buffalo High Yield Fund and
Buffalo USA Global Growth Fund will not:

(1)  purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holding of the Fund in the securities of such issuer exceeds
     5% of the value of the Funds' total assets, or (b) the Fund owns more than
     10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2)  engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;

(3)  underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933);

(4)  make  loans  to any of its  officers,  directors  or  employees,  or to its manager, general distributor or officers or directors thereof;

(5)  make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of and issue of publicly distributed debt securities is not considered the making of a loan);

(6)  invest in companies for the purpose of exercising control of management;

(7)  purchase securities on margin, or sell securities short, except that the
     Fund may write covered call options;

(8)  purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(9)  invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors have not had at least three years' continuous operations;

(10) except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;

(11) borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost)
     temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1;

(12) make itself or its assets liable for the indebtedness of others;

(13) invest in securities which are assessable or involve unlimited liability;

(14) purchase any securities which would cause 25% or more of the assets of the
     Fund at the time of purchase to be invested in any one industry. In applying this restriction, it is a matter of non-fundamental policy that investment in certain categories of companies will not be considered to be investments in a particular industry. For example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and
     (iv) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; or

(15) purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of such company's securities, if all such persons owning more than 1/2 of 1% of such company's securities, own in the aggregate more than 5% of the outstanding securities of such company.

Buffalo Science & Technology Fund Fundamental Investment Policies and
Restrictions. The following fundamental policies have been adopted by the Board of Trustees of the Trust for the Buffalo Science & Technology Fund. These
policies cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of the Fund means the vote of: (i) more than
50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than
50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained, such explanations are not part of the fundamental restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

The Fund is classified as diversified as defined under the 1940 Act and the Fund may not change its classification from diversified to non-diversified without shareholder approval. Under the 1940 Act, diversified generally means that the
Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities issued by investment companies), or purchase more than 10% of the voting securities of any one issuer.

The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S.
Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry.
The SEC staff currently takes the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry. This restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities. In applying the Fund's fundamental policy concerning industry concentration, it is a matter of non-fundamental policy that investments in certain categories of companies will not be considered to be investments in a particular industry. In particular, technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry. Also, for example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

In addition, the Buffalo Science & Technology Fund will not:

(1)  borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit. The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. A fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets
     (including those assets represented by the borrowing);

(2)  underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933;

(3)  purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(4)  purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

(5)  make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors.

Buffalo Small Cap Fund Fundamental Policies. The following fundamental policies have been adopted by the Buffalo Small Cap Fund. These policies cannot be changed without the approval of a "majority of the outstanding voting securities" of the respective Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of a Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained, such explanations are not part of the fundamental restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

Buffalo Small Cap Fund will not:

(1)  as to 75% of its total assets, purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holding of the Fund in the securities of such issuer exceeds 5% of the value of the Funds' total assets, or (b)
     the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2)  engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;

(3)  underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933);

(4)  make loans to other persons, except by the purchase of debt obligations which are permitted under its policy (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

(5)  purchase securities on margin, or sell securities short, except that the
     Fund may write covered call options;

(6)  borrow or pledge its credit under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost)
     temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1;

(7)  purchase any securities which would cause 25% or more of the assets of the
     Fund at the time of purchase to be invested in any one industry. In applying this restriction, it is a matter of non-fundamental policy that investment in certain categories of companies will not be considered to be investments in a particular industry. For example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and
     (iv) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Investment Policies and Restrictions. In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Funds
(except for Buffalo Science & Technology Fund and Buffalo Small Cap Fund)
will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. (Buffalo Science & Technology Fund and Buffalo Small Cap Fund
non-fundamental policies follow).

Other Investment Companies. The Buffalo Funds are permitted to invest in other investment companies on the open market, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the
1940 Act, if its own shares are utilized as investments by such a fund of funds.
Under current legal and regulatory requirements, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies.

Buffalo Science & Technology Fund Non-Fundamental Investment Policies and
Restrictions. In addition to the fundamental restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval.

(1)  the Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940
     Act, if its own shares are utilized as investments by such a fund of funds.
     Under current legal and regulatory requirements, the Fund may invest up to
     5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10%
     of its total assets in the securities of other investment companies;

(2)  the Fund may not invest more than 15% of its net assets in securities which it can not sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; and

(3)  the Fund will not borrow for the purpose of leveraging its investments. In this regard, the Fund will not purchase portfolio securities when borrowings exceed 5% of its total assets.

Buffalo Small Cap Fund Non-Fundamental Policies. In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, Buffalo Small Cap Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. Buffalo Small Cap Fund will not:

(1)  invest in companies for the purpose of exercising control of management;

(2)  purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(3)  invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors have not had at least three years' continuous operations; or

(4)  enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in its shares or transactions in other securities where such person is acting as broker and the brokerage fees and practices are considered normal and generally accepted

Fund Transactions. Decisions to buy and sell securities for the Funds are made by Kornitzer Capital Management, Inc. Officers of the Funds and Kornitzer
Capital Management, Inc. are generally responsible for implementing and supervising these decisions, including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or price of the securities. In instances where securities are purchased on a commission basis, the Funds will seek competitive and reasonable commission rates based on circumstances of the trade involved and to the extent that they do not detract from the quality of the execution. Following is information on the amount of brokerage commissions paid by the Funds' during the periods indicated:

                                         Fiscal Year Ended     Fiscal Year Ended     Fiscal Year Ended
   Name of Fund                            March 31, 1999        March 31, 2000        March 31, 2001
   Buffalo Balanced Fund                      $42,771               $27,377               $28,672
   Buffalo Large Cap Fund                     $52,763               $29,603               $41,196
   Buffalo High Yield Fund                    $ 3,904               $ 8,178               $ 4,669
   Buffalo Science & Technology
   Fund*                                        N/A                   N/A                   N/A
   Buffalo Small Cap Fund                     $35,033               $47,892               $75,293
   Buffalo USA Global Fund                    $25,317               $25,658               $41,014

  *Buffalo Science & Technology Fund commenced operations on April 16, 2001.

The level of brokerage commissions generated by a Fund is directly related to the number and the size of the buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of a Fund, the manager's interpretation of the market or economic environment, etc.

The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund. The
Funds may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the New York Stock Exchange or through other major securities exchanges. When buying securities in the over-the-counter market, the Funds will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Funds will not normally pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who did not provide such benefits or services. However, the Funds reserve the right to do so within the principles set out in Section 28(e) of the
Securities Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by both the
Board of Directors of the Funds and by Kornitzer.

Since the Funds do not market their shares through intermediary brokers and dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of their shares that may be made through such firms. However, they may place portfolio orders with qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds' shares for their clients.

Research services furnished by broker-dealers may be useful to the Funds'
manager and its investment counsel in serving other clients, as well as the respective Funds. Conversely, the Funds may benefit from research services obtained by the manager or its investment counsel from the placement of portfolio brokerage of other clients.

When the manager in its fiduciary duty believes it to be in the best interest of the shareholders, the Funds may join with other clients of the manager and its investment counsel in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed among the Funds and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

                              PERFORMANCE MEASURES

The Funds may advertise "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of each
Fund's shares and assume that any income dividends and/or capital gains distributions made by the Funds during the period were reinvested in shares of the Funds. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Total Return. The Funds' "average annual total return" figures described and shown below are computed according to a formula prescribed by the Securities and
Exchange Commission. The formula can be expressed as follows:

  P(1+T)n     =  ERV

  Where:  P=  a hypothetical initial payment
                 of $1,000

          T=  average annual total return

          n=  number of years

ERV  = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the 1, 5 or 10 year (or other) periods (or fractional portions thereof).

From time to time, Buffalo Balanced Fund and Buffalo High Yield Fund may quote its yield in advertisements, shareholder reports or other communications to shareholders. Yield is calculated according to the following standardized SEC formula.

Current yield reflects the income per share earned by the Fund's investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

The SEC standardized yield formula is as follows:

Yield = 2   (((a-b)/cd)+ 1)^6)- 1)

         Where:

a  =     dividends and interest earned during the period
b  =     expenses accrued for the period (net of reimbursements)
c  =     the average daily number of shares outstanding during the period that were entitled to receive dividends
d  =     the maximum offering price per share on the last day of the period.

Performance Comparisons. In advertisements or in reports to shareholders, a Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper Analytical Services,
Inc. (Lipper), a widely recognized independent service which monitors the performance of mutual funds. The Fund may compare its performance to the
Standard & Poor's 500 Stock Index (S&P 500), an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Russell 2000 Index, a small company stock index, or the Consumer Price
Index.

Performance rankings, recommendations, published editorial comments and listings reported in Money, Barron's, Kiplinger's Personal Finance Magazine, Financial
World, Forbes, Smart Money, Mutual Fund Magazine, U.S. News & World Report,
Business Week, The Wall Street Journal, Investors Business Daily, USA Today,
Fortune and Stanger's may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from Morningstar Mutual Funds, Personal Finance, Income and Safety, The
Mutual Fund Letter, No-Load Fund Investor, United Mutual Fund Selector, No-Load
Fund Analyst, No-Load Fund X, Louis Rukeyser's Wall Street newsletter,
Donoghue's Money Letter, CDA Investment Technologies, Inc., Wiesenberger
Investment Companies Service and Donoghue's Mutual Fund Almanac.

The table below shows the average annual total return for each of the Funds for the specified periods.

                                                                  SCIENCE &                 USA
                     BALANCED   LARGE CAP      HIGH YIELD        TECHNOLOGY   SMALL CAP        GLOBAL
                       FUND        FUND            FUND             FUND*        FUND           FUND

For the year
4/1/00 - 3/31/01      -4.58%      -9.86%          11.16%            N/A          8.95%         -19.80%

For the five years
4/1/96 - 3/31/01       7.10%      15.05%           7.26%            N/A            N/A          16.47%

From beginning
of operations to       8.41%      17.69%           8.97%            N/A         19.89%          17.03%
3/31/01**
---------------------------------------------------------------------------------------------------------------------------------------

* Buffalo Science & Technology Fund commenced operations on April 16, 2001.

**   Buffalo Balanced Fund commenced operations on August 12, 1994; Buffalo
     Large Cap Fund, Buffalo High Yield Fund, and Buffalo USA Global Fund each commenced operations on May 19, 1995; Buffalo Small Cap Fund commenced operations on April 14, 1998.

                          PURCHASING AND SELLING SHARES

Purchases. We will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not completed properly. If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account which provides necessary tax information. A duplicate copy of a past annual statement is available from Jones & Babson, Inc. at its cost, subject to a minimum charge of $5 per account, per year requested.

Normally, the shares you purchase are held by the Fund in open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. Should you have a special need for a certificate, one will be issued on request for all or a portion of the whole shares in your account. A charge of $25.00 will be made for any certificates issued. In order to protect the interests of the other shareholders, share certificates will be sent to those shareholders who request them only after the Fund has determined that unconditional payment for the shares represented by the certificate has been received by its custodian, UMB Bank, n.a.

The Funds reserve the right in their sole discretion to withdraw all or any part of the offering made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

The Funds reserve the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has indemnified the
Funds against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Sales (Redemptions). We will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not completed properly. We must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued.

The right of redemption may be suspended, or the date of payment postponed beyond the normal three-day period by the Directors under the following conditions authorized by the Investment Company Act of 1940: (1) for any period
(a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock
Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Funds of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Funds to determine the fair value of its net assets; (3) under certain circumstances where certain shareholders are attempting to "time the market" by purchasing and redeeming shares from the Funds on a regular basis; or (4) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Funds' shareholders.

The Funds have elected to be governed by Rule 18f-1 under the Investment Company
Act of 1940 pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any
90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.

How Share Price is Determined. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern Time) except: days when the
Funds are not open for business; days on which changes in the value of portfolio securities will not materially affect the net asset value; days during which no purchase or redemption order is received by the Funds; and customary holidays.

The Funds do not compute their net asset value on the following customary holidays:

New Year's Day                      January 1
Martin Luther King Jr. Day          Third Monday in January
Presidents' Holiday                 Third Monday in February
Good Friday                         Friday before Easter
Memorial Day                        Last Monday in May
Independence Day                    July 4
Labor Day                           First  Monday in September
Thanksgiving Day                    Fourth Thursday in November
Christmas Day                       December 25

Additional Purchase and Redemption Policies.  We reserve the right to:

Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders of the Funds' special investment programs.

Cancel or change the telephone investment service, the telephone exchange service and the automatic monthly investment plan without prior notice to you where in the best interest of the Funds and its investors.

Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice to you.

Begin charging a fee for the telephone service and to cancel or change the service upon 60 days written notice to you.

Begin charging a fee for the systematic redemption plan upon 30 days written notice to you.

Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. We may waive the signature guarantee requirement if you authorize the telephone redemption method at the same time you submit the initial application to purchase shares.

Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the
Funds and their shareholders.

                             MANAGEMENT OF THE FUNDS

Each Fund is governed by a Board of Directors which is responsible for protecting the interests of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and to review performance.

Directors and Officers. The officers of the Funds are responsible for supervising the business operations of the Fund. The business of the Fund is largely conducted by the Fund's manager, Kornitzer and is subject to the supervision and control of the Board of Directors.

The following lists the officers and directors and their ages.

Stephen S. Soden (56),  President and Director2.  700 Karnes  Boulevard,  Kansas
City, Missouri 64108-3306.  President and Director, Jones & Babson, Inc. and
of each of the Babson Funds,  Buffalo Funds,  J&B  Funds,  and the Investors
Mark Series Fund, Inc.; President and Trustee, D.L. Babson Bond Trust; Mr. Soden
is Director and Senior Vice  President of Business  Men's  Assurance  Company of
America,  Inc. and serves as President and Director of BMA  Financial  Services,
Inc.

Kent W. Gasaway (41), Director3.  5420 West 61st Place, Shawnee Mission,  Kansas
66205.  Director of each Buffalo Fund since  inception.  Senior Vice  President,
Kornitzer Capital Management,  Inc., since November 1991; and formerly Assistant
Vice President, Waddell & Reed, Inc., (mutual fund manager) from May 1982 to
November 1991.

Thomas S. Case  (60),  Director.  515 Piney  Creek  Road,  Reno,  Nevada  89511.
Director of each Buffalo Fund since inception;  Retired;  and formerly President
and  Chief  Executive  Officer,   the  Frankona  American  Companies  (insurance
company).

Gene M. Betts (49).  Director.  P.O.  Box 11315,  Kansas City,  Missouri  64112.
Director of each Buffalo Fund since February 6, 2001,  Senior Vice President and
Treasurer,  Sprint  Corporation  (telecommunications)  since 1987; and formerly,
Director, Great Plains Trust Company (1994-2000).

J. Gary Gradinger  (58),  Director.  400 E. 10th Avenue,  Kansas City,  Missouri
64116. Director of each Buffalo Fund since February 6, 2001, Chairman, President and Chief  Executive  Officer,  Golden  Star Inc.  (manufacturer  of textile and cleaning products) since 1968.

Philip J. Kennedy (56), Director. 1109 E. Pine Street, Grove City, Pennsylvania
16127. Director of each Buffalo Fund since February 6, 2001, Faculty member,
Accounting Department, Slippery Rock University since 1984; Self-employed consultant and certified public accountant; and formerly, Director, Great Plains
Trust Company (1994-2000).

P. Bradley Adams (40),  Vice  President  and  Treasurer.  700 Karnes  Boulevard,
Kansas City,  Missouri  64108-3306.  Vice President and  Treasurer,  Jones &
Babson, Inc., and of each of the Babson Funds, Buffalo Funds, and J&B Funds;
Principal Financial Officer, Investors Mark Series Fund, Inc.

W. Guy Cooke (40),  Vice  President  and Chief  Compliance  Officer.  700 Karnes
Boulevard,  Kansas City, Missouri  64108-3306.  Chief Compliance Officer,  Jones
&  Babson,  Inc.; Vice President and Chief Compliance Officer of each of the
Babson Funds,  Buffalo Funds,  and J&B  Funds.  Mr. Cooke joined Jones &
Babson in March 1998 and  previously  was  Director  of  Compliance  at American
Century Companies.

Martin A. Cramer (51),  Vice  President  and  Secretary.  700 Karnes  Boulevard,
Kansas City,  Missouri  64108-3306.  Vice President and  Secretary,  Jones &
Babson, Inc., and of each of the Babson Funds, Buffalo Funds, and J&B Funds;
Secretary, Investors Mark Series Fund, Inc.

Constance E. Martin (39), Vice  President.  700 Karnes  Boulevard,  Kansas City,
Missouri  64108-3306.  Assistant Vice President,  Jones & Babson, Inc.; Vice
President of each of the Babson Funds, Buffalo Funds, and J&B Funds.

The Funds have an Audit Committee, which assists the Board of Directors in fulfilling its duties relating to each Fund's accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Directors and the independent auditors. The Audit Committee is comprised of
Messrs. Case, Betts, Gradinger and Kennedy, the Funds' Independent Directors.
The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Funds' procedures for internal auditing, and reviewing the Funds'
system of internal accounting controls.

Compensation.  The Funds do not directly  compensate any Director or officer for their normal duties and services.  Mr. Gasaway and Mr. Soden, who are interested
Directors  due to their  employment  with the Fund's  adviser  and  underwriter, respectively,  are compensated by those  organizations and not by the Funds. The fees of the Independent  Directors (as well as travel and other expenses related to the Board  meetings) are paid by Kornitzer  pursuant to the provisions of the
Funds' Management Agreement.

Each Independent Director receives an annual retainer of $3,000, plus $125 for each Fund per Board meeting attended. The Board of Directors generally meets four times each year. The following chart sets forth the annual compensation of the directors, all of which is paid by Kornitzer.

                                  Compensation for            Pension or         Total Compensation From
                                   Serving on the             Retirement                Funds and
       Name of Director             Funds Board            Benefits Accrued            Fund Complex

   Stephen S. Soden                     -0-                       -0-                      -0-
   Kent W. Gasaway                      -0-                       -0-                      -0-
   Thomas S. Case                       $750                      -0-                     $5,000
   Gene M. Betts                        $750                      -0-                     $3,750
   J. Gary Gradinger                    $750                      -0-                     $3,750
   Philip J. Kennedy                    $750                      -0-                     $3,750

As of May 31, 2001 the officers and Directors as a group own less than 2.27% of the Funds.

Manager and Investment Adviser. Kornitzer serves as manager and investment adviser to the Funds. Kornitzer is a federally registered investment advisory firm that was founded in 1989. It currently manages approximately $1.3 billion in assets for mutual funds, corporations, pensions and individuals. In addition to the Buffalo Funds, Kornitzer serves as sub-adviser to the AFBA 5 Star Funds, a family of four mutual funds sold primarily to military personnel with objectives and policies substantially similar to the Buffalo Funds.

Kornitzer is a closely-held corporation controlled by persons who are active in the management of the firm's business. John C. Kornitzer is the principal stockholder of the firm and serves as the firm's president and Chairman of the
Board of Directors. Kent W. Gasaway, Thomas W. Laming and John C. Kornitzer each own more than 5% of the firm.

Jones  &  Babson,  Inc.  serves  as  underwriter,  transfer  agent  and fund accounting agent for the funds in the Buffalo Group of Mutual Funds.

Certain  officers  and  Directors  of the  Buffalo  Funds are also  officers  or
Directors of Jones & Babson,  Inc. or Kornitzer or both. Jones & Babson,
Inc.  is a  wholly-owned  subsidiary  of  Business  Men's  Assurance  Company of
America,  which is considered to be a  controlling  person under the  Investment
Company Act of 1940.  Assicurazioni  Generali S.P.A., an insurance  organization founded in 1831 based in  Trieste,  Italy,  is  considered  to be a  controlling person  and is the  ultimate  parent of  Business  Men's  Assurance  Company  of
America. Mediobanca is a 5% owner of Generali.

As compensation for all the foregoing services, the Fund pays Kornitzer a fee at the annual rate of one percent (1%) of average daily net assets from which
Kornitzer pays Jones & Babson, Inc. a fee of 50/100 of 1% (.50%) of average daily net assets. Both fees are computed daily; the fee to Kornitzer is paid monthly.

Until February 7, 2001, Jones & Babson served as investment adviser and manager to the Funds (except for the Buffalo Science & Technology Fund) and received a fee at the annual rate of one percent (1%) of the average daily net assets from which Jones & Babson, Inc. paid Kornitzer, as sub-adviser to the
Funds, a fee of 50/100 of 1% (.50%) of average daily net assets. According to the Management Agreement the following investment advisory fees were paid to
Jones & Babson for the past three fiscal years:

                                Fiscal  Year  Ended  March   Fiscal     Year    Ended      Fiscal  Year  Ended
   Name of Fund                 31, 1999                     March 31, 2000                March 31, 2001
Buffalo Balanced Fund           $479,622                     $354,000                      $271,496
Buffalo Large Cap Fund          $327,856                     $312,000                      $377,775
Buffalo High Yield Fund         $643,569                     $532,000                      $392,622
Buffalo Small Cap Fund          $67,843                      $213,000                      $442,292
Buffalo USA Global Fund         $396,253                     $406,000                      $526,223
Buffalo  Science &  Technology
Fund*                           N/A                          N/A                           N/A

*Buffalo Science & Technology Fund commenced operations on April 16, 2001.
For the past three fiscal years, the following investment advisory service fees were paid to Kornitzer:

                                Fiscal  Year  Ended  March   Fiscal     Year    Ended      Fiscal  Year  Ended
Name of Fund                    31, 1999                     March 31, 2000                March 31, 2001
Buffalo Balanced Fund           $239,811                     $177,000                      $135,748
Buffalo Large Cap Fund          $163,928                     $156,000                      $188,887
Buffalo High Yield Fund         $321,785                     $266,000                      $196,311
Buffalo Small Cap Fund          $ 33,922                     $106,500                      $221,146
Buffalo USA Global Fund         $198,127                     $203,000                      $263,111
Buffalo  Science &  Technology
Fund*                           N/A                          N/A                           N/A

*Buffalo Science & Technology Fund commenced operations on April 16, 2001.

Code of Ethics. The Funds, their investment adviser and principal underwriter have adopted a code of ethics, as required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by any Fund, subject to certain general restrictions and procedures. Each code of ethics contains provisions designed to substantially comply with the recommendations contained in the Investment
Company Institute's 1994 Report of the Advisory Group on Personal Investing. The
codes of ethics are on file with the Securities and Exchange Commission.

Custodian. The Funds' assets are held for safe-keeping by an independent custodian, UMB Bank, n.a. This means UMB Bank, n.a., rather than the Funds, has possession of the Funds' cash and securities. UMB Bank, n.a. is not responsible for the Funds' investment management or administration. But, as directed by the
Funds' officers, it delivers cash to those who have sold securities to a Fund in return for such securities, and to those who have purchased securities from a
Fund, it delivers such securities in return for their cash purchase price. It also collects income directly from issuers of securities owned by a Fund and holds this for payment to shareholders after deduction of a Fund's expenses. The custodian is compensated by Jones & Babson, Inc. out of the fees paid to it by Kornitzer. There is no charge to the Funds.

Independent Auditors. The Funds' financial statements are audited by independent auditors approved by the directors each year, and in years in which an annual meeting is held the directors may submit their selection of independent auditors to the shareholders for ratification. Ernst & Young LLP, One Kansas City
Place, 1200 Main Street, Suite 2000, Kansas City, Missouri 64105, is the present auditor for the Funds.

Control Persons and Principal Holders of the Funds. As of May 31, 2001 there were no control persons or principal holders of shares of the Funds. Control persons are persons deemed to control a Fund because they own beneficially over
25% of the outstanding equity securities. Principal holders are persons that own beneficially 5% or more of a Fund's outstanding equity securities.

                             DISTRIBUTIONS AND TAXES

Distributions of net investment income - A Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains - A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities.
Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term gain, regardless of how long you have held your shares in a
Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on a Fund.

Information on the tax character of distributions - A Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in a Fund.

Election to be taxed as a regulated investment company - Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the
Internal Revenue Code. As a regulated investment company, a Fund generally pays no income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.
In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of a Fund's earnings and profits.

Excise tax distribution requirements - To avoid federal excise taxes, the
Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in
December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares - Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Buffalo Fund, the
IRS will require that you report a gain or loss on your redemption or exchange.
If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

Beginning after the year 2005 (2000 for certain shareholders), gain in a sale or redemption of Fund shares held for more than five years may be subject to a reduced rate of tax. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. government obligations - Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal
National Mortgage Association securities, bankers acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations - If you are a corporate shareholder, you should note that the Funds anticipate that some percentage of the dividends they pay will qualify for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends
(including the deducted portion) must be included in your alternative minimum taxable income calculation.

                              FINANCIAL STATEMENTS

The audited financial statements of the Buffalo Balanced Fund, Buffalo Large Cap
Fund, Buffalo High Yield Fund, Buffalo Small Cap Fund, and Buffalo USA Global
Fund, which are contained in the March 31, 2001, Annual Report to Shareholders,
are incorporated herein by reference. In addition, the audited Financial
Statements of Buffalo Science & Technology Fund, which were contained in the
April 4, 2001, Annual Report to Share-holders, is incorporated herein by reference. Unaudited reports to shareholders will be published at least semiannually.

                         GENERAL INFORMATION AND HISTORY

Each Fund (except for Buffalo Science & Technology Fund) is incorporated in the State of Maryland and registered as an investment company under the
Investment Company Act of 1940. All shares issued by each Fund are of same class with like rights and privileges as other shares issued by the same Fund. Each full and fractional share, issued and outstanding, has (1) equal voting rights with respect to matters that affect the Funds, and (2) equal dividend, distribution and redemption rights to the assets of the Fund. Shares when issued are fully paid and non-assessable. The Funds may create other series of stock but will not issue senior securities. Shareholders do not have pre-emptive or conversion rights.

Buffalo Science & Technology Fund is a series of Buffalo Funds. Buffalo
Funds was organized as a Delaware business trust on February 14, 2001, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. An unlimited number of shares of beneficial interest in the Trust were issued to the Buffalo Science
& Technology Fund. All shares of the Fund issued by the Trust have the same rights and privileges as other shares issued by the Fund. Each full and fractional share issued and outstanding has (1) equal voting rights with respect to matters that affect the Fund, and (2) equal dividend, distribution and redemption rights to the assets of the Fund. Shares when issued are fully paid and non-assessable. The Trust may create other series of stock. Shareholders do not have pre-emptive or conversion rights.

Non-cumulative voting - Shares of the Funds have non-cumulative voting rights, which means that the holders of 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors.

The Funds will not hold annual meetings except as required by the Investment
Company Act of 1940 and other applicable laws. Under Maryland law, a special meeting of shareholders of the Funds must be held if the Funds receive the written request for a meeting from the shareholders entitled to cast at least
25% of all the votes entitled to be cast at the meeting.

The Funds have undertaken that their Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of a Fund.

                             APPENDIX-CREDIT RATINGS

Description of Bond Ratings:

Standard & Poor's Corporation (S&P).

AAA  Highest Grade. These securities possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

AA   High Grade. Generally, these bonds differ from AAA issues only in a small degree. Here too, prices move with the long-term money market.

A    Upper-medium Grade. They have considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominately reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB  Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB,  B, CCC, CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. (Moody's).

Aaa  Best Quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   High Quality by All Standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

A    Upper-medium Grade. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Description of Commercial Paper Ratings:

Moody's . . . Moody's commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's has one rating - prime. Every such prime rating means Moody's believes that the commercial paper note will be redeemed as agreed. Within this single rating category are the following classifications:

         Prime - 1      Highest Quality
         Prime - 2      Higher Quality
         Prime - 3      High Quality

     The criteria used by Moody's for rating a commercial paper issuer under this graded system include, but are not limited to the following factors:

(1)  evaluation of the management of the issuer;

(2)  economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;

(3)  evaluation of the issuer's products in relation to competition and customer acceptance;

(4)  liquidity;

(5)  amount and quality of long-term debt;

(6)  trend of earnings over a period of ten years;

(7)  financial  strength of a parent company and relationships  which exist with the issuer; and

(8)  recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

S&P . . .Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A    Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1  This designation indicates that the degree of safety regarding timely payment is very strong.

A-2  Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as over-whelming.

A-3  Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues rated "B" are regarded as having only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing conditions or short-term adversities.

C    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D    This rating indicates that the issuer is either in default or is expected to be in default upon maturity.

437699v.02

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1 For purposes of this SAI, the term "director(s)" is used to refer to both directors and trustees. In addition, the term "Board of Directors" is used to refer to both the Board of Directors and the Board of Trustees.

2 Mr. Soden is considered an interested  director,  as defined in the Investment
Company Act of 1940, as amended,  due to his employment with Jones & Babson,
Inc.,  the  Funds'  underwriter.  3 Mr.  Gasaway  is  considered  an  interested director,  as defined in the Investment Company Act of 1940, as amended,  due to his employment with Kornitzer, the Funds' adviser.